UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) November 16, 2021
  AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2021, the Board of Directors (the “Board”) of AutoNation, Inc. (the “Company”) amended and restated the Company’s By-Laws (as so amended and restated, the “By-Laws”) to, among other things, enable stockholders of record holding at least twenty-five percent (25%) of the Company’s common stock to call special meetings of the Company’s stockholders, as described below.

The amendments require that any special meeting request be made in writing and include, among other things, (i) a statement of the specific purpose of the meeting and the reasons for conducting such business at the meeting; (ii) the information that would be required to be set forth in a stockholder’s notice of a nomination and/or notice of business proposed to be brought before a meeting pursuant to the By-Laws; (iii) a representation that each requesting stockholder, or one or more representatives of each such stockholder, intends to appear in person or by proxy at the special meeting; (iv) an agreement to notify the Company promptly in the event of any disposition prior to the record date for the special meeting and that any disposition of shares prior to the special meeting shall be deemed a revocation of such special meeting request with respect to such disposed shares; (v) the number of shares of common stock owned of record by each such stockholder; and (vi) documentary evidence that the requesting stockholders in the aggregate own at least twenty-five percent (25%) of the common stock of the Company. The amendments also include certain other clarifying and conforming changes. The amendments were effective immediately upon adoption by the Board.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

3.1    Amended and Restated By-Laws of AutoNation, Inc.

104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	November 18, 2021	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary